Exhibit 10.4

Execution Version

AMENDED AND RESTATED SECURITY AGREEMENT

Dated as of April 5, 2013

among

APRIA HEALTHCARE GROUP INC.

SKY ACQUISITION LLC,

CERTAIN OTHER SUBSIDIARIES OF SKY ACQUISITION LLC

IDENTIFIED HEREIN

and

U.S. BANK NATIONAL ASSOCIATION,

as COLLATERAL AGENT

TABLE OF CONTENTS

PAGE
ARTICLE 1
DEFINITIONS

Section 1.01. Definitions	2
Section 1.02. Other Defined Terms	2

ARTICLE 2
PLEDGE OF SECURITIES

Section 2.01. Pledge	9
Section 2.02. Delivery of the Pledged Collateral	10
Section 2.03. Representations, Warranties and Covenants	11
Section 2.04. Certification of Limited Liability Company and Limited Partnership Interests	12
Section 2.05. Registration in Nominee Name; Denominations	13
Section 2.06. Voting Rights; Dividends and Interest	13
Section 2.07. Collateral Agent Not a Partner or Limited Liability Company Member	15

ARTICLE 3
SECURITY INTERESTS IN PERSONAL PROPERTY

Section 3.01. Security Interest	16
Section 3.02. Representations and Warranties	19
Section 3.03. Covenants	21
Section 3.04. Other Actions	23

ARTICLE 4
SPECIAL PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

Section 4.01. Grant of License to Use Intellectual Property	25
Section 4.02. Protection of Collateral Agent’s Security	26

ARTICLE 5
[RESERVED]

ARTICLE 6
REMEDIES

Section 6.01. Remedies Upon Default	27
Section 6.02. Application of Proceeds	30

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SCHEDULES

Schedule I	–	Guarantors
Schedule II	–	Pledged Equity; Pledged Debt
Schedule III	–	Commercial Tort Claims
Schedule IV	–	Intellectual Property

EXHIBITS

Exhibit A	–	Form of Security Agreement Supplement
Exhibit B	–	Form of Perfection Certificate
Exhibit C	–	Form of Grant of Security Interest in Trademarks
Exhibit D	–	Form of Grant of Security Interest in Patents
Exhibit E	–	Form of Grant of Security Interest in Copyrights

ii

AMENDED AND RESTATED SECURITY AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of April 5, 2013 by and among APRIA HEALTHCARE GROUP INC., a Delaware corporation (the “Borrower”), SKY ACQUISITION LLC, a Delaware limited liability company (“Holdings”), the Guarantors set forth on Schedule I hereto (together with the Borrower and Holdings, collectively, the “Grantors”) and U.S. BANK NATIONAL ASSOCIATION as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties. Capitalized terms used herein and defined in Article 1 are used herein as therein defined.

RECITALS

WHEREAS, the Borrower entered into the Senior Secured Bridge Credit Agreement (the “Bridge Credit Agreement”) dated as of October 28, 2008 among Sky Merger Sub Corporation, Banc of America Bridge LLC as administrative agent, Bank of America, N.A. as collateral agent, the guarantors party thereto, and the lenders from time to time party thereto, and in connection therewith, the original Security Agreement (the “Existing Security Agreement”), dated as of October 28, 2008 among Sky Merger Sub Corporation, Holdings, Bank of America, N.A. as collateral agent and the guarantors party thereto.

WHEREAS, on August 13, 2009, all obligations under the Bridge Credit Agreement were repaid in full, and accordingly, pursuant to Section 2.10 of the Intercreditor Agreement (as defined below), U.S. Bank National Association automatically succeeded to all rights and obligations of Bank of America, N.A. as Term Debt Collateral Agent (as defined in the Intercreditor Agreement) under the Intercreditor Agreement, as evidenced by the Successor Collateral Agent’s Certificate and Confirmation dated August 13, 2009 among U.S. Bank National Association, Bank of America N.A. and the Borrower.

WHEREAS, the Borrower has issued Senior Secured Notes consisting of (x) the 11.25% Senior Secured Notes due 2014 (Series A-1) (together with any Exchange Notes (as defined in the Indenture) with respect thereto, the “Series A-1 Senior Secured Notes”) pursuant to an Indenture, dated as of May 27, 2009 (as amended, restated, supplemented or otherwise modified from time to time and including any one or more indentures or agreements extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Borrower under such Indenture or any successor indenture, indentures, agreement or agreements, as the case may be, the “Indenture”) among the Borrower, the guarantors party thereto, U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and the other agents from time to time party thereto and (y) the 12.375% Senior Secured Notes due 2014 (Series A-2) (together with any Exchange Notes with respect thereto, the “Series A-2 Senior Secured Notes” and, together with the Series A-1 Senior Secured Notes, the “Secured Notes”) pursuant to a supplement to such Indenture dated as of August 13, 2009.

WHEREAS, reference is made to the credit agreement (as amended, restated, supplemented or modified from time to time and including any one or more indentures or agreements extending the maturity of, refinancing or otherwise restructuring all or a portion of the obligations of the Borrower thereunder or any successor indenture, indentures, agreement or agreements, as the case may be, the “New Term Credit Agreement”), dated as of the date hereof, among the Borrower, Holdings, the Guarantors from time to time party thereto, the Administrative Agent, the Collateral Agent and the other agents and the Lenders from time to time party thereto, the proceeds of which will be applied to redeem the Series A-1 Senior Secured Notes.

WHEREAS, the Lenders have agreed to extend credit to the Borrower, subject to the terms and conditions set forth in the New Term Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement by each of the Grantors. The Grantors are affiliates of one another, are an integral part of a consolidated enterprise and will derive substantial direct and indirect benefits from the extensions of credit to the Borrower pursuant to the New Term Credit Agreement, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

Accordingly, the parties hereto agree that as of the date hereof the Existing Security Agreement is amended and restated to read in its entirety as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the New Term Credit Agreement. Unless otherwise defined in the New Term Credit Agreement, all terms defined in the Uniform Commercial Code and used but not defined in this Agreement have the meanings specified in the Uniform Commercial Code; the term “instrument” shall have the meaning specified in Article 9 of the Uniform Commercial Code.

(b) The rules of construction specified in Article 1 of the New Term Credit Agreement also apply to this Agreement.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Agreement” has the meaning assigned to such term in the preamble.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Bankruptcy Event of Default” means any Event of Default under Sections 6.01(a)(6) and (7) of the Indenture or Sections 8.01(f) and (g) of the New Term Credit Agreement and equivalent provision under any other Term Debt Document; provided that for the purposes of this Agreement only, in determining whether such an Event of Default has occurred, any reference in any such clause to any Significant Subsidiary shall be deemed not to include (i) any Subsidiary that is not a Material Subsidiary affected by any event or circumstances referred to in any such clause (it being agreed that all such Significant Subsidiaries affected by any event or circumstance referred to in any such clause shall be considered together, as a single consolidated Significant Subsidiary, for purposes of determining whether they constitute Material Subsidiaries nor (ii) any Significant Subsidiary that is not a Loan Party affected by any event or circumstances referred to in any such clause.

“Blue Sky Laws” has the meaning assigned to such term in Section 6.01.

“Collateral” means, collectively, the Article 9 Collateral and the Pledged Collateral.

“Collateral Account” means any cash collateral account established pursuant to, or in connection with, any Term Debt Document, which cash collateral account shall be maintained with, and under the sole dominion and control of, the Collateral Agent for the benefit of the relevant Secured Parties.

“Collateral Agent” has the meaning assigned to such term in the preamble.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by or assigned to any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those copyright registrations and applications listed on Schedule IV and all (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of such copyrights, (ii)

renewals and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future Infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future Infringements thereof.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Equipment” means (x) any “equipment” as such term is defined in Article 9 of the Uniform Commercial Code and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Grantor in each case, regardless of whether characterized as equipment under the Uniform Commercial Code (but excluding any such items which constitute Inventory) and (y) any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefore, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” means an “Event of Default” as defined in the New Term Credit Agreement or an “Event of Default” as defined in the Indenture.

“Excluded Accounts” means (i) Deposit Accounts the balance of which consists exclusively of (A) withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of the Borrower to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any of the Loan Parties and (B) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of one or more Loan Parties and (ii) all segregated Deposit Accounts constituting (and the balance of which consists solely of funds set aside in connection with) taxes accounts, payroll accounts and trust accounts.

“General Intangibles” has the meaning provided in Article 9 of the Uniform Commercial Code and shall in any event include all chooses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor.

“Grant of Security Interest” means a Grant of Security Interest in certain Intellectual Property in the form of Exhibit C, D or E attached hereto.

“Grantors” has the meaning assigned to such term in the preamble.

“Holdings” has the meaning assigned to such term in the preamble.

“Indenture” has the meaning assigned to such term in the preamble.

“Infringement” means infringement, misappropriation, dilution, tarnishment, impairment or other violation.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including (a) inventions, designs, Domain Names, Patents, Copyrights, Licenses, Trademarks, Trade Secrets and (b) confidential or proprietary technical and business information, know how, show how, or other proprietary data or information relating to its business, software, databases, and all other proprietary information relating to its business.

“Intellectual Property Collateral” means Collateral consisting of Intellectual Property.

“Intercreditor Agreement” means the Lien Subordination and Intercreditor Agreement, dated as of October 28, 2008, among Bank of America, N.A., as collateral agent for the Revolving Facility Secured Parties referred to therein, the Collateral Agent, Sky Merger Sub Corporation, Holdings, the Borrower and the subsidiaries of the Borrower named therein, as modified by the Joinder Agreement dated as of the date hereof among Bank of America, N.A. as New Term Agreement Administrative Agent and as Revolving Facility Collateral Agent (each as defined therein), U.S. Bank National Association as New Term Agreement Collateral Agent, Notes Collateral Agent and as Trustee (each as defined therein), the Borrower and the other Loan Parties signatory thereto (as further amended, restated, supplemented or otherwise modified from time to time).

“License” means any Patent License, Trademark License, Copyright License or other intellectual property license or sublicense agreement relating solely to intellectual property to which any Grantor is a party, including those listed on Schedule IV.

“Margin Stock” means any “margin stock” (as defined in Regulation U issued by the Board of Governors of the Federal Reserve System).

“Material Subsidiary” means any Subsidiary that is not an Immaterial Subsidiary (as defined in the New Term Credit Agreement).

“New Term Credit Agreement” has the meaning assigned to such term in the recitals.

“Noteholders” means holders of the Secured Notes.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, have made, use, sell, offer to sell or import any invention covered in whole or in part by a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to make, have made, use, sell, offer to sell or import any invention covered in whole or in part by a patent, now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV and (b) all (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future Infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future Infringements thereof.

“Perfection Certificate” means a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed on behalf of each Grantor.

“Permitted Liens” means, collectively, Liens that are (x) “Permitted Liens” as defined in the New Term Credit Agreement and (y) “Permitted Liens” as defined in the Indenture.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral including all Pledged Equity, Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Proceeds” means (a) all “proceeds” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Revolving Facility Collateral Agent” has the meaning assigned to such term in the Intercreditor Agreement.

“Revolving Facility Documents” has the meaning assigned to such term in the Intercreditor Agreement.

“Revolving Facility First Lien Collateral” has the meaning assigned to such term in the Intercreditor Agreement.

“Revolving Facility Security Documents” has the meaning assigned to such term in the Intercreditor Agreement.

“Secured Notes” has the meaning assigned to such term in the preamble.

“Secured Obligations” means the “Obligations” (as defined in the New Term Credit Agreement), and all comparable “Obligations” (under and as defined in the Indenture); it being acknowledged and agreed that the term “Secured Obligations” as used herein shall include each extension of credit under each of the foregoing, in each case, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

“Secured Parties” means the “Secured Parties” as such term is defined in the New Term Credit Agreement and the “Secured Parties” as such term is defined in the Indenture.

“Securities” means any “security” as such term is defined in Article 8 of the Uniform Commercial Code, any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Act” has the meaning assigned to such term in Section 6.01.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit A hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Term Debt Documents” has the meaning assigned to such term in the Intercreditor Agreement.

“Term Debt Intercreditor Agreement” means the Intercreditor and Collateral Agency Agreement dated as of May 27, 2009, among the Collateral

Agent (as successor to Bank of America, N.A.), the Borrower and U.S. Bank National Association, as trustee, as modified by the Joinder Agreement dated as of the date hereof among Bank of America N.A. as Term Credit Agreement Administrative Agent (as defined therein), U.S. Bank National Association as Term Credit Agreement Collateral Agent, Notes Collateral Agent and as Trustee (each as defined therein), the Borrower and the other Loan Parties signatory thereto (as further amended, restated, supplemented or modified from time to time).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark, service mark or general intangible and like nature now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now owned or hereafter adopted, acquired or assigned to, all registrations and applications filed in connection therewith, including registrations and applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, including those listed on Schedule IV and (b) any and all (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of any trademarks, (ii) renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future Infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future Infringements thereof.

“Unrestricted Subsidiary” means any subsidiary that is an “Unrestricted Subsidiary” as defined in the New Term Credit Agreement and an “Unrestricted Subsidiary” as defined in the Indenture.

ARTICLE 2

PLEDGE OF SECURITIES

Section 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under:

(a) (i) all Equity Interests held by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Equity”); provided that (x) pledges of voting Equity Interests of each Foreign Subsidiary shall be limited to 65% of the total combined voting power of all Equity Interests of such Foreign Subsidiary at any time; and (y) the Pledged Equity shall not include (A) the Equity Interests of Unrestricted Subsidiaries (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Term Debt Documents, at which time, and without further action, this clause (y)(A) shall no longer apply to the Equity Interests of such Subsidiary), (B) Equity Interests of any Subsidiary of a Foreign Subsidiary, (C) Equity Interests of a Person that is not a direct or indirect wholly owned Subsidiary of a Grantor to the extent prohibited by the terms of such Subsidiary’s Organization Documents, (D) any Margin Stock owned by such Grantor, (E) pledges prohibited by Law or by agreements containing anti-assignment clauses not overridden by applicable Law, (F) Equity Interests of Domestic Subsidiaries that are not Material Domestic Subsidiaries of such Grantor, (G) Equity Interests of any Restricted Subsidiary acquired pursuant to a permitted acquisition financed with Indebtedness permitted to be secured under the New Term Credit Agreement, the Indenture and any other Term Debt Document, if such Equity Interests are pledged as security for such Indebtedness, until such Indebtedness is repaid or becomes unsecured and (H) Equity Interests of any Subsidiary with respect to which the Collateral Agent has confirmed in writing to the Borrower its reasonable determination that the costs or other consequences (including adverse tax consequences in the reasonable judgment of the Borrower confirmed in writing by notice to the Collateral Agent) of providing a pledge of its Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Secured Parties; (ii) the promissory notes and any instruments evidencing indebtedness owned by it and listed opposite the name of such Grantor on Schedule II and any promissory notes and instruments evidencing indebtedness obtained in the future by such Grantor (the “Pledged Debt”); (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01; (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above; (v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and (vi)all Proceeds of, and Security Interests in, any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”).

Notwithstanding the foregoing and anything in this Agreement to the contrary, the Pledged Collateral shall not include Equity Interests and other securities of a Subsidiary to the extent that the pledge of such Equity Interests or other securities results in the Borrower or Holdings being required to file separate financial statements of such Subsidiary with the SEC (or any other governmental agency), but only to the extent necessary to not be subject to such requirement and only for so long as such requirement is in existence. In addition, in the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation or another law, rule or regulation is adopted which would require) the filing with the SEC (or another governmental agency) of separate financial statements of any Subsidiary due to the fact that the Subsidiary’s Equity Interests or other securities secure any Secured Obligations, then the Equity Interests or other securities of such Subsidiary will automatically be deemed to be excluded from the Pledged Collateral, but only to the extent necessary to not be subject to such requirement and only for so long as is required to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to release the security interests in the Equity Interests or other securities that are so deemed to be excluded from the Pledged Collateral. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted which would permit) such Subsidiary’s Equity Interests or other securities to secure the Secured Obligations in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Subsidiary, then the Equity Interests or other securities of such Subsidiary will automatically be deemed to no longer be excluded from the Pledged Collateral, but only to the extent necessary to not be subject to any such financial statement requirement.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the applicable Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) and to the extent such Pledged Securities are promissory notes and instruments evidencing Indebtedness, only as are required to be delivered under clause (b) immediately below.

(b) Each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount equal to or in excess of $5,000,000, which for avoidance of doubt excludes accounts receivable in the ordinary course of business, owed to such Grantor by any Person (other than a Loan Party) to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, pursuant to the terms hereof (unless the Revolving Facility Collateral Agent is granted a prior security interest in such Pledged Securities and the same are required to be delivered (and are delivered) to the Revolving Facility Collateral Agent pursuant to the Intercreditor Agreement).

(c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock or bond powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be deemed to supplement Schedule II and be made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 2.03. Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants, as to itself and the other Grantors, to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, the promissory notes and instruments required to be pledged in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Equity issued by the Grantors and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of the Borrower’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), are fully paid and non-assessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of the Borrower’s knowledge), are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the New Term Credit Agreement, the Indenture and any other Term Debt Documents, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and the Revolving Facility Security Documents and (B) nonconsensual Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and the Revolving Facility Documents and (B) Permitted Liens and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) except for (i) restrictions and limitations imposed by the Term Debt Documents or securities laws generally, (ii) in the case of Pledged Equity of Persons that are not wholly owned Subsidiaries, transfer restrictions that exist at the time of acquisition of Equity Interest in such Persons and (iii) except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated (it being understood that such Grantor’s power and authority to pledge the Equity Interests of a non-wholly owned Subsidiary may be limited by the Organization Documents of such Subsidiary);

(f) except as described in Section 2.03(d) above, no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

Section 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01, to the extent such limited liability company elects to treat its limited liability company interests as “securities” within the meaning of Article 8 of the Uniform Commercial Code, shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the Uniform Commercial Code and shall be governed by Article 8 of the Uniform Commercial Code.

Section 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing and the Collateral Agent shall give the Borrower notice of its intent to exercise such rights, subject to the terms of the Intercreditor Agreement, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided that, notwithstanding the foregoing, if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give the notice referred to above in order to exercise the rights described above.

Section 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the other Term Debt Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or any other Term Debt Document or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the New Term Credit Agreement, the Indenture, any other Term Debt Documents and applicable Laws; provided that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the applicable Secured Parties and shall be forthwith delivered to the Collateral Agent (unless the same are required to be delivered (and are delivered) to the Revolving Facility Collateral Agent pursuant to the Intercreditor Agreement) in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). So long as no Default or Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities.

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a)(iii), all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 2.06(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions, subject to the terms of the Intercreditor Agreement. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand (unless the same are required to be delivered (and are delivered) to the Revolving Facility Collateral Agent pursuant to the Intercreditor Agreement) in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. At such time as an Event of Default is no longer continuing, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 2.06(a)(iii) in the absence of an Event of Default and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a)(i), then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, subject to the terms of the Intercreditor Agreement; provided that the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii) shall be reinstated.

(d) Any notice given by the Collateral Agent to the Borrower suspending the rights of the Grantors under Section 2.06(a) (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Section 2.06(a)(i) or (iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default, has occurred and is continuing. Notwithstanding anything to the contrary contained in Section 2.06(a), (b) or (c), if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give any notice referred to in said Section in order to exercise any of its rights described in such Section, and the suspension of the rights of each of the Grantors under each such Section shall be automatic upon the occurrence of such Bankruptcy Event of Default.

Section 2.07. Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

ARTICLE 3

SECURITY INTERESTS IN PERSONAL PROPERTY

Section 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guaranty, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Documents;

(iv)	all Equipment;

(v)	all General Intangibles;

(vi)	all Instruments;

(vii)	all books and records pertaining to the Article 9 Collateral;

(viii)	all Goods and Fixtures;

(ix)	all Money and Deposit Accounts;

(x)	all Commercial Tort Claims described on Schedule III from time to time;

(xi)	the Collateral Account, and all cash, securities and other investments deposited therein;

(xii)	all Supporting Obligations;

(xiii)	all Security Entitlements in any or all of the foregoing;

(xiv)	all Intellectual Property;

(xv)	all Inventory; and

(xvi)	to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that (i) this Agreement shall not constitute a grant of security interest in Intellectual Property to the extent that such a grant of a security interest would result in the forfeiture of the Grantor’s rights in such property, including, without limitation, any Trademark applications filed in the United States Patent and Trademark Office on the basis of any Grantor’s “intent to use,” unless and until a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted in the United States Patent and Trademark Office, whereupon such Trademark application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral and (ii) notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) motor vehicles and other assets subject to certificates of title, (B) the Equity Interests of Unrestricted Subsidiaries (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the New Term Credit Agreement, the Indenture and any other Term Debt Document, at which time, and without further action, this clause (ii)(B) shall no longer apply to the Equity Interests of such Subsidiary), (C) (1) more than 65% of the total combined voting power of all Equity Interests of any Foreign Subsidiary and (2) Equity Interests of any Subsidiary of a Foreign Subsidiary, (D) any specifically identified asset with respect to which the Collateral Agent has confirmed in writing to the Borrower its determination (to be made in consultation with the Borrower) that the burden or costs of providing a security interest in such asset or perfection thereof is excessive in view of the benefits to be obtained by the Secured Parties, (E) Equity Interests of a Person that is not a direct or indirect wholly owned Subsidiary of a Grantor to the extent prohibited by the terms of such Subsidiary’s Organizational Documents or any applicable law, (F) Equity Interests of Domestic Subsidiaries that are not Material Domestic Subsidiaries of such Grantor, (G) Equity Interests of any Restricted Subsidiary acquired pursuant to a permitted acquisition financed with Indebtedness permitted to be secured under the New Term Credit Agreement, the Indenture and any other Term Debt Document if such Equity Interests are pledged as security for such Indebtedness, until such Indebtedness is repaid or becomes unsecured, (H) any Margin Stock owned by such Grantor, (I) rights and assets of a Grantor arising under any agreement, contract, lease, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would (1) constitute a violation of a valid and enforceable restriction in respect of such rights in favor of a third party or under any Law, regulation, permit, order or decree of any Governmental Authority, unless and until all required consents shall have been obtained (for the avoidance of doubt, the restrictions described herein are not negative pledges or similar undertakings in favor of a lender or other financial counterparty) or (2) expressly give any other party (other than a Grantor) in respect of any such agreement, contract, lease, instrument, license or other document, the right to terminate or to effect the abandonment, cancellation, acceleration, invalidation or unenforceability of any right, title or interest of any Grantor therein its obligations thereunder, or to effect a modification of such agreement, contract, lease, instrument, license or other document resulting in a material adverse change to the terms thereof for such Grantor, (J)(1) Specified Government Accounts and Specified Government Receivables Deposit Accounts

and (2) Excluded Accounts, (K) assets to the extent a security interest in such assets would result in material adverse tax consequences as reasonably determined by the Borrower and (L) any property of Holdings other than its right, title and interest in and to the Equity Interests of the Borrower and all Proceeds and products related thereto, provided that the limitation set forth in clause (I) above shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable Law, including the UCC and provided, further, that the Proceeds from any such contract, lease, instrument or other document shall not be excluded from the definition of Article 9 Collateral to the extent that the assignment of such Proceeds is not prohibited. Each Grantor shall, if requested to do so by the Collateral Agent, use commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Collateral Agent reasonably determines to be material. Notwithstanding the foregoing and anything in this Agreement to the contrary, the Collateral shall not include Equity Interests and other securities of a Subsidiary to the extent that the pledge of such Equity Interests or other securities results in the Borrower or Holdings being required to file separate financial statements of such Subsidiary with the SEC (or any other governmental agency), but only to the extent necessary to not be subject to such requirement and only for so long as such requirement is in existence. In addition, in the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation or another law, rule or regulation is adopted which would require) the filing with the SEC (or another governmental agency) of separate financial statements of any Subsidiary due to the fact that the Subsidiary’s Equity Interests or other securities secure any Secured Obligations, then the Equity Interests or other securities of such Subsidiary will automatically be deemed to be excluded from the Collateral, but only to the extent necessary to not be subject to such requirement and only for so long as is required to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to release the security interests in the Equity Interests or other securities that are so deemed to be excluded from the Collateral. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted which would permit) such Subsidiary’s Equity Interests or other securities to secure the Secured Obligations in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Subsidiary, then the Equity Interests or other securities of such Subsidiary will automatically be deemed to no longer be excluded from the Collateral, but only to the extent necessary to not be subject to any such financial statement requirement.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Each Grantor hereby further authorizes the Collateral Agent to file a Grant of Security Interest substantially in the form of Exhibit C, D or E, as applicable, covering relevant Intellectual Property Collateral with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), as applicable, or any similar offices in any other country and such other documents executed by any Grantor as may be necessary or reasonably advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor hereunder, and naming such Grantor, as debtor, and the Collateral Agent, as secured party.

(e) Notwithstanding anything to the contrary in this Agreement, the New Term Credit Agreement, the Indenture or any other Term Debt Document, none of the Grantors shall be required to enter into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account or Money.

Section 3.02. Representations and Warranties. Each Grantor represents and warrants, as to itself and the other Grantors, to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights (not subject to any Liens other than Permitted Liens) and/or title in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder (which rights and/or title, are in any event, sufficient under Section 9-203 of the Uniform Commercial Code), and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been

(b) The Perfection Certificate has been duly prepared, completed, executed and delivered to the Collateral Agent and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date. The Uniform Commercial Code financing statements (including future filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office in the jurisdiction of organization of each Grantor specified in Section 2(a) of the Perfection Certificate (or specified by notice from the applicable Grantor to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.11 or 6.13 or Article XI of the New Term Credit Agreement (or such equivalent provision in any other Term Debt Document)), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements. Each Grantor represents and warrants that, as of the Closing Date, fully executed Grants of Security Interest in the form attached as Exhibit C, D or E as applicable, containing a description of all Collateral consisting of Intellectual Property with respect to Patents (and Patents for which United States applications are pending), registered Trademarks (and Trademarks for which United States applications to register are pending) or United States registered Copyrights, as applicable, have been delivered to the Collateral Agent for recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder or to any similar offices in any other country, as required by applicable Law in such jurisdiction.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of the relevant Grants of Security Interest substantially in the form of Exhibits C, D or E hereto with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than any nonconsensual Permitted Lien that has priority as a matter of law and other than, with respect to Revolving Facility First Lien Collateral, Liens created by the Revolving Facility Documents, subject to the terms of the Intercreditor Agreement.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable Laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) All Commercial Tort Claims of each Grantor in excess of $20,000,000 in existence on the date of this Agreement (or on the date upon which such Grantor becomes a party to this Agreement) are described on Schedule III hereto.

Section 3.03. Covenants. (a) The Borrower agrees to promptly notify the Collateral Agent of any change (i) in the legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization of any Grantor, (iv) in the “location” (as determined in accordance with Section 9-307 of the Uniform Commercial Code) of any Grantor or (v) in the organizational identification number of any Grantor. In addition, if any Grantor does not have an organizational identification number on the Closing Date (or the date such Grantor becomes a party to this Agreement) and later obtains one, the Borrower shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interests (and the priority thereof) of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01(a) of the New Term Credit Agreement, Section 4.03 of the Indenture (or such equivalent provision of any other Term Debt Document), the Borrower shall deliver to the Collateral Agent a certificate executed by the chief financial officer and the chief legal officer of the Borrower setting forth the information required pursuant to Sections 1(a), 1(b), 2(a) and 2(c) of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c).

(d) The Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable (other than by a Loan Party) under or in connection with any of the Article 9 Collateral that equals or exceeds $5,000,000 shall be or become evidenced by any promissory note or instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent (unless the same is required to be delivered (and is delivered) to the Revolving Facility Collateral Agent pursuant to the Intercreditor Agreement), for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral (other than Permitted Liens), and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the New Term Credit Agreement, the Indenture, any other Term Debt Document or this Agreement and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization, provided that a Grantor shall not be obligated to reimburse the Collateral Agent with respect to any Intellectual Property Collateral which any Grantor has failed to maintain or pursue, or otherwise has allowed to lapse, terminate or put in the public domain, in accordance with Section 4.02(f). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Term Debt Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which equals or exceeds $5,000,000 to secure payment and performance of an Account, subject to the terms of the Intercreditor Agreement, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the applicable Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

Section 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instrument constituting Collateral and evidencing an amount equal to or in excess of $5,000,000 such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties (unless the same is required to be delivered (and is delivered) to the Revolving Facility Collateral Agent pursuant to the Intercreditor Agreement), accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article 2, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties (unless the same are required to be delivered (and are delivered) to the Revolving Facility Collateral Agent pursuant to the Intercreditor Agreement), accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s request and following the occurrence of an Event of Default such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, unless such Grantor is required to do so (and does so) in favor of the Revolving Facility Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property are held by any Grantor (or its nominee through a securities intermediary or commodity intermediary) for more than 45 days and such securities or other investment property exceed $2,000,000 in value, upon the Collateral Agent’s request and following the occurrence of an Event of Default, such Grantor shall immediately notify the Collateral Agent thereof and at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent shall, unless such Grantor is required to do so (and does so) in favor of the Revolving Facility Collateral Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee or (ii) in the case of financial assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary. Each Grantor that is the issuer of Pledged Equity agrees that it will be bound by the terms of this Agreement with respect to the Pledged Equity issued by it and will comply with such terms insofar as such terms are applicable to it.

(c) Commercial Tort Claims. If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $20,000,000 or more, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor and provide supplements to Schedule III describing the details thereof and shall grant to the Collateral Agent a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

ARTICLE 4

SPECIAL PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

Section 4.01. Grant of License to Use Intellectual Property. Without limiting the provisions of Section 3.01 hereof or any other rights of the Collateral Agent as the holder of a Security Interest in any Intellectual Property Collateral, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon request by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, grant to the Collateral Agent to the full extent such Grantor is permitted to grant such a license and to the extent that the Collateral Agent does not exercise its rights pursuant to Section 6.01(vi) herein, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or, solely to the extent necessary to exercise such rights and remedies, sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located (whether or not any license agreement by and between any Grantor and any other Person relating to the use of such Intellectual Property Collateral may be terminated hereafter), and, to the extent permitted by such Grantor’s existing contractual obligations, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, subject to the terms of the Intercreditor Agreement, at the option of the Collateral Agent, during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default and provided, further, that the terms of any license or sublicense shall include all terms and restrictions customarily required to ensure the continuing validity and effectiveness of the Intellectual Property at issue, such as, without limitation, quality control and inure provisions with regard to Trademarks, patent designation provisions with regard to Patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software. In the event the license set forth in this Section 4.01 is exercised with regard to any Trademarks, then the following shall apply: (i) all goodwill arising from any licensed or sublicensed use of any Trademark shall inure to the Grantor; (ii) the licensed or sublicensed Trademarks shall only be used in association with goods or services of a quality and nature consistent with the quality and reputation with which such Trademarks were associated when used by Grantor prior to the exercise of the license rights set forth herein; and (iii) at the Grantor’s request and expense, licensees and sublicensees shall provide reasonable cooperation in any effort by the Grantor to maintain the registration or otherwise secure the ongoing validity and effectiveness of such licensed Trademarks, including, without limitation the actions and conduct described in Section 4.02 below.

Section 4.02. Protection of Collateral Agent’s Security. (a) Except to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, with respect to any registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority located in the United States or with any similar offices in any other country, to (i) maintain the validity and enforceability of any registered Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities or any similar offices in any other country, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, and Infringement proceedings.

(b) Except to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may prematurely lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, become publicly known).

(c) Except to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property Collateral after the Closing Date (i) the provisions of this Agreement shall automatically apply thereto and (ii) any such Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e) Subject to the requirements and exclusions of Section 3.01 once every fiscal year of the Borrower, each Grantor shall sign and deliver to the Collateral Agent an appropriate Security Agreement Supplement or related Grant of Security Interest substantially in the form of Exhibits A, C, D and E, as applicable, with respect to all such Intellectual Property owned or exclusively licensed by it as licensee as of the last day of such period, to the extent that such Intellectual Property is not covered by any previous Security Agreement Supplement (or Grant of Security Interests) so signed and delivered by it. In each case, it will promptly cooperate as reasonably necessary to enable the Collateral Agent to make any necessary or reasonably desirable recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office.

(f) Notwithstanding the foregoing provisions of this Section 4.02 or elsewhere in this Agreement, nothing in this Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, causing or permitting expiration, lapse or abandonment, or failing to renew any applications or registrations of any of its Intellectual Property Collateral to the extent not prohibited by the New Term Credit Agreement, the Indenture or any other Term Debt Document if such Grantor determines in its reasonable business judgment that such actions are desirable in the conduct of its business.

ARTICLE 5

[RESERVED]

ARTICLE 6

REMEDIES

Section 6.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, as applicable, under the Uniform Commercial Code or other applicable Law, and also may, subject to the terms of the Intercreditor Agreement, (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; (iv) withdraw any and all cash or other Collateral from any Collateral Account and apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 6.02 of this Agreement; (v) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate and (vi) with respect to any Intellectual Property Collateral, on demand, cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Intellectual Property Collateral by the applicable Grantors to the Collateral Agent, or license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Intellectual Property Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine; provided that such terms shall include all terms and restrictions customarily required to ensure the continuing validity and effectiveness of the Intellectual Property at issue, such as, without limitation, quality control and inure provisions with regard to Trademarks, patent designation provisions with regard to Patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software. The Grantors recognize that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. § 77, (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if such securities were sold at public sales, (c) that neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Collateral for the period of time necessary to permit such securities to be registered for public sale under the Securities Act or the Blue Sky Laws and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. Upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. The Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes of determining the Grantors’ rights in the Collateral, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the

Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full, provided that such terms shall include all terms and restrictions customarily required to ensure the continuing validity and effectiveness of the Intellectual Property at issue, such as, without limitation, quality control and inure provisions with regard to Trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 6.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the Uniform Commercial Code or its equivalent in other jurisdictions.

Subject to the terms of the Intercreditor Agreement, each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights (except in the case of a Bankruptcy Event of Default, in which case no such notice shall be required), for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by the Term Debt Documents as they relate to Collateral or to pay any premium in whole or in part relating thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

By accepting the benefits of this Agreement and each other Collateral Document, the Secured Parties expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Collateral Documents.

Section 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, (x) among the Secured Parties, in accordance with the provisions of the Term Debt Intercreditor Agreement and (y) within each class of

Secured Parties in accordance with Section 8.04 of the New Term Credit Agreement, Section 6.13 of the Indenture and the equivalent provision of the other Term Debt Documents, as applicable, subject to the terms of the Intercreditor Agreement. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

ARTICLE 7

INDEMNITY, SUBROGATION AND SUBORDINATION

Each Grantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower or any other Grantor that arise from the existence, payment, performance or enforcement of such Grantor’s Secured Obligations under or in respect of this Agreement or any other Term Debt Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower or any other Grantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Grantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Secured Obligations (other than contingent indemnity obligations for then unasserted claims) and all other amounts payable under this Agreement shall have been paid in full and all Secured Hedge Agreements shall have expired or been terminated. If any amount shall erroneously be paid to the Borrower or any other Grantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower or any other Grantor, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Secured Obligations, whether matured or unmatured, in accordance with the terms of the New Term Credit Agreement, the Indenture and the other Term Debt Documents.

ARTICLE 8

MISCELLANEOUS

Section 8.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the New Term Credit Agreement, Section 14.02 of the Indenture (or such equivalent provision of any other Term Debt Document).

Section 8.02. Waivers; Amendment. (a) No failure or delay by any Secured Party in exercising any right, remedy, power or privilege hereunder or under any other Term Debt Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder, or any abandonment or discontinuance of steps to enforce such a right, remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Secured Parties hereunder and under the other Term Debt Documents are cumulative and are not exclusive of any other rights, remedies, powers and privileges that they would otherwise have. No waiver of any provision of any Term Debt Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of any Loans or purchase of any Notes shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Secured Party may have had notice or knowledge of such Default or Event of Default at the time.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with the Term Debt Intercreditor Agreement and Section 10.01 of the New Term Credit Agreement, Section 9.02 of the Indenture (or such equivalent provision of any other Term Debt Document). This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 8.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 and 10.05 of the New Term Credit Agreement and Section 7.07 of the Indenture (or such equivalent provision of any other Term Debt Document).

(b) Without limitation of its indemnification obligations under the other Term Debt Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, and reasonably related expenses and disbursements (including the reasonable fees, charges and disbursements of counsel) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to, arising out of, in connection with or as a result of (i) the execution, delivery, enforcement, performance or administration of this Agreement or any other Term Debt Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto and, in each case, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or of any Affiliate, director, officer, employee or agent of such Indemnitee (y) a material breach of this Agreement by such Indemnitee or of any Affiliate, director, officer, employee or agent of such Indemnitee or (z) any dispute among Indemnitees other than claims against any Indemnitee in its capacity or in fulfilling its role as an agent or arranger or any other similar role hereunder and other than any claims arising out of any act or omission of the Borrower or its Affiliates.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured by the Collateral Documents. The provisions of this Section 8.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Term Debt Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Term Debt Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8.03 shall be payable within 10 Business Days of written demand therefor.

Section 8.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 8.05. Survival of Agreement. All covenants, agreements, indemnities, representations and warranties made by the Grantors in the Term Debt Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Term Debt Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Term Debt Documents and the making of any Loans and purchase of any Notes, regardless of any investigation made by any such other party or on its behalf and, notwithstanding that any Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until this Agreement is terminated as provided in Section 8.13 hereof, or with respect to such Grantor or such Grantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof.

Section 8.06. Counterparts; Effectiveness; Several Agreement. This Agreement and each other Term Debt Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or by electronic pdf copy of an executed counterpart of a signature page to this Agreement and each other Term Debt Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Term Debt Document. This Agreement shall become effective when it shall have been executed by the Grantors and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Grantor and the Collateral Agent and their respective permitted successors and assigns, except that no Grantor shall have the right to assign its rights hereunder or any interest herein except as otherwise permitted hereby or by the New Term Credit Agreement and any other Term Debt Document. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, restated, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 8.07. Severability. If any provision of this Agreement or the other Term Debt Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Term Debt Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.08. Right of Set-off. In addition to any rights and remedies of the Lenders and the Noteholders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and Noteholder and their respective Affiliates is authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held by, and other Indebtedness at any time owing by, such Lender or Noteholder and their respective Affiliates to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender or Noteholder and their respective Affiliates hereunder or under any other Term Debt Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Noteholder and their respective Affiliates have made demand under this Agreement or any other Term Debt Document and although such Obligations may be contingent or unmatured or are owed to a branch or office of such Lender or Noteholder different from the branch or office holding such deposit or obligated on such indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or Noteholder or their respective Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Secured Party or its Affiliates to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of the Borrower. Each Secured Party agrees to notify the Borrower and the Administrative Agent promptly after any such set off and application made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Secured Party under this Section 8.08 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Secured Party may have. Notwithstanding the provisions of this Section 8.08, if at any time any Secured Party or any of its Affiliates maintains one or more deposit accounts for the Borrower or any other Loan Party into which Specified Government Accounts are deposited, such Person shall waive the right of setoff set forth herein.

Section 8.09. GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN

NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR AND THE COLLATERAL AGENT CONSENT, IN EACH CASE FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GRANTOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION OR OTHER JURISDICTION CHOSEN BY THE AGENTS IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

Section 8.10. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 8.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 8.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the New Term Credit Agreement, the Indenture, any other Term Debt Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the New Term Credit Agreement, the Indenture, any other Term Debt Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 8.13, but without prejudice to reinstatement rights under Section 11.03 of the New Term Credit Agreement, Section 8.07 of the Indenture (or such equivalent provision of any other Term Debt Document), any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 8.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations when the principal of and interest on each Loan and all fees and other Secured Obligations (other than (x) obligations under Treasury Services Agreements or obligations under Secured Hedge Agreements and (y) contingent indemnity obligations not yet accrued and payable) shall have been paid in full; provided that in connection with the termination of this Agreement, the Collateral Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Secured Parties against loss on account of credits previously applied to the Secured Obligations that may subsequently be reversed or revoked.

(b) A Grantor which is a Restricted Subsidiary shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released to the extent such Grantor is released as provided in, Section 9.10(c) of the New Term Credit Agreement, Section 11.06 of the Indenture or any equivalent provisions in any other Term Debt Document.

(c) The Security Interest in the Collateral of any Grantor shall be released in accordance with, and to the extent provided in, Sections 9.10(a) and (b) of the New Term Credit Agreement, Section 10.03 or 10.10 of the Indenture, the equivalent provisions of any other Term Debt Document, or Section 2.05 of the Intercreditor Agreement.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall promptly (after reasonable advance notice) execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 8.13 shall be without recourse to or warranty by the Collateral Agent.

(e) At any time that the respective Grantor desires that the Collateral Agent take any action described in immediately preceding clause (d), it shall, upon request of the Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a), (b) or (c). The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Agreement.

Section 8.14. Additional Grantors. Pursuant to Sections 6.11 and 6.13 of the New Term Credit Agreement and pursuant to Sections 4.16, 4.19 and 4.21 of the Indenture (or such equivalent provision of any other Term Debt Document), certain Restricted Subsidiaries are required to enter in this Agreement as Grantors. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 8.15. Collateral Agent Appointed Attorney-in-fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and (unless a Bankruptcy Event of Default has occurred and is continuing) delivery of notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (b) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (c) to send verifications of Accounts to any Account Debtor; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (f) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent or to a Collateral Account and adjust, settle or compromise the amount of payment of any Account; and (g) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

Section 8.16. Recourse; Limited Obligations. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Term Debt Documents and otherwise in writing in connection herewith or therewith, with respect to the Secured Obligations of each applicable Secured Party. It is the desire and intent of each Grantor and each applicable Secured Party that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.

Section 8.17. Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of Fixtures and real estate leases, letting and licenses of, and contracts, and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

Section 8.18. Intercreditor Agreement. Reference is made to the Intercreditor Agreement. Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Revolving Facility Security Documents (as defined therein). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

Section 8.19. Term Debt Intercreditor Agreement. Reference is made to the Term Debt Intercreditor Agreement. Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Term Debt Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and the Term Debt Intercreditor Agreement, the provisions of the Term Debt Intercreditor Agreement shall control.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SKY ACQUISITION LLC

By:	/s/ Robert S. Holcombe
Name:	Robert S. Holcombe
Title:	Executive Vice President, General Counsel and Secretary

APRIA HEALTHCARE GROUP INC.

By:	/s/ Robert S. Holcombe
Name:	Robert S. Holcombe
Title:	Executive Vice President, General Counsel and Secretary

APRIA HEALTHCARE, INC. APRIA HEALTHCARE OF NEW YORK STATE, INC.

By:	/s/ Robert S. Holcombe
Name:	Robert S. Holcombe
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to the Amended and Restated Security Agreement]

S-1

VALESCENT HEALTH LLC

By:	/s/ Bradley R. Kreick
Name:	Bradley R. Kreick
Title:	Chief Executive Officer, President and Treasurer

[Signature Page to the Amended and Restated Security Agreement]

S-2

CORAM LLC

By:	/s/ Michael E. Dell
Name:	Michael E. Dell
Title:	Senior Vice President, Associate General Counsel and Secretary

CORAM ALTERNATE SITE SERVICES, INC.

CORAM CLINICAL TRIALS, INC.

CORAM HEALTHCARE CORPORATION OF ALABAMA

CORAM HEALTHCARE CORPORATION OF FLORIDA

CORAM HEALTHCARE CORPORATION OF GREATER D.C.

CORAM HEALTHCARE CORPORATION OF GREATER NEW YORK

CORAM HEALTHCARE CORPORATION OF INDIANA

CORAM HEALTHCARE CORPORATION OF MASSACHUSETTS

CORAM HEALTHCARE CORPORATION OF MISSISSIPPI

CORAM HEALTHCARE CORPORATION OF NEVADA

CORAM HEALTHCARE CORPORATION OF NORTH TEXAS

CORAM HEALTHCARE CORPORATION OF NORTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTHERN FLORIDA

CORAM HEALTHCARE CORPORATION OF UTAH

CORAM SPECIALTY INFUSION SERVICES, INC.

CORAMRX, LLC

H.M.S.S., INC.

HEALTHINFUSION, INC.

T2 MEDICAL, INC.

By:	/s/ Michael E. Dell
Name:	Michael E. Dell
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to the Amended and Restated Security Agreement]

S-3

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Raymond S. Haverstock
Name:	Raymond Haverstock
Title:	Vice President

[Signature Page to the Amended and Restated Security Agreement]

S-1

SCHEDULE I TO AMENDED AND RESTATED SECURITY AGREEMENT1

GUARANTORS

SKY ACQUISITION LLC
APRIA HEALTHCARE, INC.
APRIA HEALTHCARE OF NEW YORK STATE, INC.
CORAM, LLC
CORAM ALTERNATE SITE SERVICES, INC.
CORAM CLINICAL TRIALS, INC.
CORAM HEALTHCARE CORPORATION OF ALABAMA
CORAM HEALTHCARE CORPORATION OF FLORIDA
CORAM HEALTHCARE CORPORATION OF GREATER D.C.
CORAM HEALTHCARE CORPORATION OF GREATER NEW YORK
CORAM HEALTHCARE CORPORATION OF INDIANA
CORAM HEALTHCARE CORPORATION OF MASSACHUSETTS
CORAM HEALTHCARE CORPORATION OF MISSISSIPPI
CORAM HEALTHCARE CORPORATION OF NEVADA
CORAM HEALTHCARE CORPORATION OF NORTH TEXAS
CORAM HEALTHCARE CORPORATION OF NORTHERN CALIFORNIA
CORAM HEALTHCARE CORPORATION OF SOUTHERN CALIFORNIA
CORAM HEALTHCARE CORPORATION OF SOUTHERN FLORIDA
CORAM HEALTHCARE CORPORATION OF UTAH
CORAM SPECIALTY INFUSION SERVICES, INC.
CORAMRX, LLC
HEALTHINFUSION, INC.
H.M.S.S., INC.
T2 MEDICAL, INC.
VALESCENT HEALTH LLC

[1]	STB/Borrower to confirm/update.

SCHEDULE II TO AMENDED AND RESTATED SECURITY AGREEMENT2

EQUITY INTERESTS

		Stock or Equity Interests	Certificate	Percentage Ownership
Legal Name	Jurisdiction	Outstanding	No.	Record Owner	%
Apria Healthcare Group Inc.	DE	100 Shares	1	Sky Acquisition LLC	100%
Apria Healthcare, Inc.	DE	1,000 Shares	1	Apria Healthcare Group Inc.	100%
Apria Healthcare of New York State, Inc.	NY	300 Shares	1	Apria Healthcare, Inc.	100%
ApriaCare Management Systems, Inc.	DE	100 Shares	1	Apria Healthcare, Inc.	100%
ApriaDirect.Com, Inc.	DE	1,000 Shares	I	Apria Healthcare, Inc.	100%
Coram LLC.	DE	1,000 Shares	1	Apria Healthcare, Inc.	100%
Coram Alternate Site Services, Inc.	DE	100 Shares	4	Coram Specialty Infusion Services, Inc. (Formerly Curaflex Health Services, Inc.)	100%
Coram Clinical Trials, Inc. (Formerly CTI Network, Inc.)	DE	500 Shares	3	Coram LLC	100%
Coram Healthcare Corporation of Alabama	DE	100 Shares	03	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Florida	DE	500 Shares	03	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Greater D.C.	DE	500 Shares	3	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Greater New York	NY	500 Shares	04	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Indiana	DE	100 Shares	03	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Massachusetts	DE	500 Shares	3	Coram Specialty Infusion Services, Inc. (Formerly Curaflex Health Services, Inc.)	100%
Coram Healthcare Corporation of Michigan	DE	100 Shares	03	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Mississippi	DE	100 Shares	03	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Nevada	DE	500 Shares	3	T2 MEDICAL, INC.	100%

[2]	STB/Borrower to update.

		Stock or Equity Interests	Certificate	Percentage Ownership
Legal Name	Jurisdiction	Outstanding	No.	Record Owner	%
Coram Healthcare Corporation of New York	NY	100 Shares	4	Coram Specialty Infusion Services, Inc. (Formerly Curaflex Health Services, Inc.)	100%
Coram Healthcare Corporation of North Texas	DE	1,000 Shares	4	Coram Specialty Infusion Services, Inc. (Formerly Curaflex Health Services, Inc.)	100%
Coram Healthcare Corporation of Northern California	DE	500 Shares	3	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of South Carolina	DE	100 Shares	03	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Southern California	DE	500 Shares	3	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Southern Florida	DE	500 Shares	3	T2 MEDICAL, INC.	100%
Coram Healthcare Corporation of Utah	DE	500 Shares	3	Coram Specialty Infusion Services, Inc. (Formerly Curaflex Health Services, Inc.)	100%
Coram Homecare of Minnesota, Inc.	DE	500 Shares	3	T2 MEDICAL, INC.	100%
Coram Service Corporation	DE	1000 Shares	13	T2 MEDICAL, INC.	100%
Coram Specialty Infusion Services, Inc. (Formerly Curaflex Health Services, Inc.)	DE	100 Shares	04	T2 MEDICAL, INC.	100%
Healthinfusion, Inc.	FL	100 Shares	H12088	Coram LLC.	100%
H.M.S.S., INC.	DE	1000 Shares	5	Coram LLC.	100%
T2 MEDICAL, INC.	DE	100 Shares	TC17402	Coram LLC.	100%
Coram Healthcare of Wyoming, L.L.C.	DE	N/A	N/A	Coram Specialty Infusion Services, Inc.	100%
CoramRx, LLC	DE	N/A	N/A	Coram Specialty Infusion Services, Inc.	100%

2

PROMISSORY NOTES3

Borrower	UNITED SEATING AND MOBILITY, L.L.C.
Lender/Grantor	APRIA HEALTHCARE, INC.
Principal	$500,000.00
Repayment Schedule	January 1, 2009	$250,000.00
	July 1, 2009	$250,000.00

[3]	STB/Borrower to update.

SCHEDULE III TO AMENDED AND RESTATED SECURITY AGREEMENT4

COMMERCIAL TORT CLAIMS

None.

[4]	STB/Borrower to update.

SCHEDULE IV TO AMENDED AND RESTATED SECURITY AGREEMENT5

U.S. COPYRIGHT REGISTRATIONS AND APPLICATIONS TRADEMARKS

TRADEMARKS

APRIA TRADEMARKS
Country	Trademark	Serial No.	Filing Date	Reg. No.	Reg. Date	Status	Renewal Due
USA	APRIA	78/538,197	12/24/2004	3,437,644	05/27/2008	Registered	5/27/2018
USA	APRIA GREAT ESCAPES	75/919,113	9/9/1999	2,724,757	6/10/2003	Registered	6/10/2013
USA	APRIA HEALTHCARE (Class 05,42)	75/389,297	11/13/1997	2,297,368	12/7/1999	Registered	12/7/2009
USA	APRIA HEALTHCARE (Class 05, 10, 12)	78/538,198	12/24/2004	3,437,645	05/27/2008	Registered	5/27/2018
Mexico	APRlA HEALTHCARE & DESIGN	457559	11/10/2000	693136	3/30/2001	Registered	3/30/2011
USA	APRIA HEALTHCARE	74/710,078	8/2/1995	2,232,498	3/16/1999	Registered	3/16/2009
USA	APRlA HOMECARE ESSENTIALS	76/321,047	10/4/2001	2,645,595	11/5/2002	Registered	11/5/2012
USA	APRlA PHARMACY NETWORK	78/538,195	12/24/2004	3,303,530	10/2/2007	Registered	10/2/2017
USA	APRlA RESPIRATORY ASSIST	78/539,988	12/30/2004	3,054,223	l/31/2006	Registered	l/31/2016
USA	HEALING BEGINS AT HOME	78/570,839	2/18/2005	3,220,639	3/20/2007	Registered	3/20/2017
USA	OXYGEN ASSIST	78/380,103	3/8/2004	2,987,407	8/23/2005	Registered	8/23/2015
USA	RESPIMED	74/148,131	3/15/1991	1,699,458	7/7/1992	Registered	7/7/2012
USA	STAR MEDICAL RX	76/273,832	6/20/2001	2,748,165	8/5/2003	Registered	8/5/2013
USA	WASSEROTT’S	73/811,928	7/11/1989	1,618,113	10/16/1990	Registered	10/16/2010
USA	W WASSEROTT’S EVERYTHING MEDICAL SINCE 1924 & DESIGN	76/450,880	9/17/2002	2,844,293	5/25/2004	Registered	5/25/2014
USA	APRIA HEALTHCARE	78/539,998	12/30/2004	N/A	N/A	Pending	N/A
USA	APRIA HEALTHCARE	78/980,515	12/30/2004	N/A	N/A	Pending	N/A
USA	APRIA HEALTHCARE	78/980,515	12/30/2004	N/A	N/A	Pending	N/A

[5]	STB/Borrower to update.

CORAM TRADEMARKS
Name of Mark	Registration / App#	Registration Date	Declaration Date	End Date
CORAM	2,763,963	09/16/2003	09/16/2008	09/16/2013
CORAM HEALTHCARE	2,763,962	09/16/2003	9/16/2008	09/16/2013
CELEBRATION OF LIFE CIRCLE AND DESIGN	2,755,831	08/26/2003	8!26/2008	08/26/2013
HEMO-PHIL-A-SAURUS AND DESIGN (CHARACTER)	2,889,862	09/28/2004	09/28/2009	09/28/2014
VON-W-RAPTOR AND DESIGN (CHARACTER)	2,889,864	09/28/2004	09/28/2009	09/28/2014
VON-W-RAPTOR (CHARACTER)	2,889,863	09/28/2004	09/28/2009	09/28/2014
COAG-A-DACTYL	3,014,544	11/15/2005	11/15/2010	11/15/2015
COAG-A-DACTYL DESIGN (CHARACTER)	2,930,441	03/08/2005	03/08/2010	03/08/2015
DAWN-W-RAPTOR	2,947,475	05/10/2005	05/10/2010	05/l0/2015
DAWN-W RAPTOR DESIGN (CHARACTER)	2,935,932	03/29/2005	03/26/2010	03/09/2015
CORAM HEALTHCARE ONE TO ONE NUTRITION SUPPORT CONSUMER SATISFACTION PROGRAM	2,761,457	09/09/2003	09/09/2008	09/09/2013
CORAM’S DINO-MITE TEAM	3,014,543	11/15/2005	11/15/2010	11/15/2015
CORAM SPECIALTY INFUSION SERVICES	3,374,859	0l/29/2008
RX ORAM SPECIALTY INFUSION SERVICES	3,374,860	0l/29/2008
CORAM SPECIALTY INFUSION SERVICES	3,374,861	01129/2008
RX CORAM SPECIALTY INFUSION SERVICES	3,374,862	01/29/2008
CORAMRX SPECIALTY PHARMACY SERVICES	3,374,863	01/29/2008
RX CORAMRX SPECIALTY PHARMACY SERVICES	3,374,867	01/29/2008
CORAMRX SPECIALTY PHARMACY SERVICES	3,374,866	01/29/2008
CORAMRX SPECIALTY PHARMACY SERVICES	3,374,864	01/29/2008
HEMO-PHIL-A-SAURUS DESIGN	2,917,777	01/11/2005
EYEON	77/475,470	05/15/2008 (Filing Date)
EYEON THERAPY MANAGEMENT	77/412,866	03/04/2008 (Filing Date)
CORAM SPECIALTY INFUSION SERVICES AN APRIA HEALTHCARE COMPANY	77/405,503	02/25/2008 (Filing Date)
CORAM SPECIALTY INFUSION SERVICES AN APRIA HEALTHCARE COMPANY	77/405,468	02/25/2008 (Filing Date)

2

CORAM TRADEMARKS
Name of Mark	Registration / App#	Registration Date	Declaration Date	End Date
CORAMRX SPECIALTY PHARMACY SERVICES AN APRIA HEALTHCARE COMPANY	77/405,488	02/25/2008 (Filing Date)
CORAMRX SPECIALTY PHARMACY SERVICES AN APRIA HEALTHCARE COMPANY	77/405,479	02/25/2008 (Filing Date)
RX CORAM SPECIALTY INFUSION SERVICES AN APRIA HEALTHCARE COMPANY	77/405,496	02/25/2008 (Filing Date)
RX CORAM SPECIALTY INFUSION SERVICES AN APRIA HEALTHCARE COMPANY	77/405,464	02/25/2008 (Filing Date)
RX CORAMRX SPECIALTY PHARMACY SERVICES AN APRIA HEALTHCARE COMPANY	77/405,483	02/25/2008 (Filing Date)
RX CORAMRX SPECIALTY PHARMACY SERVICES AN APRIA HEALTHCARE COMPANY	77/405,473	02/25/2008 (Filing Date)

PATENTS

Name	Application #	Filing Date	Preliminary Class	End Date
NURSING STAFF MODEL FOR SPECIALTY HOME INFUSION	12/104,021	04/16/2008	604	N/A

COPYRIGHTS

Country	Copyright	Reg. No.	Reg. Date	Status	Renewal Due
USA	APRIA RESPIRATORY ASSIST PROGRAM: Patient education for COPD management	TX-5-875-895	11/28/2003	Registered	07/31/2098

3

Domain Name	Expiration Date
aiscare.com	03/27/2010
apria.com	03/08/2012
apriacare.com	03/06/2012
apriahealthcare.com	03/24/2013
apriajobs.com	05/19/2013
apriapharmacynetwork.com	09/06/2009
coramais.com	03/27/2010
coramboard.com	10/11/2011
coramclinicaltrials.com	05/12/2010
coramct.com	05/12/2010
coramcti.com	05/12/2010
coramhc.com	07/22/2013
coram-hc.com	02/10/2010
coramhc.net	12/20/2016
coramhealthcare.com	07/19/2013
coram-healthcare.com	02/10/2010
coramhemophilia.com	12/27/2014
coraminc.com	06/14/2016
coramrx.com	08/09/2010
ctinetworkinc.com	03/24/2010
erespimed.com	09/08/2013
e-respimed.com	09/08/2013
factorforward.com	10/08/2009
ivmed.com	02/06/2010
myapria.com	06/28/2009
mycoram.com	10/11/2011
nourish.bz	08/04/2011
respimed.com	06/10/2013
starmedicalrx.com	07/31/2009
wenourish.com	08/04/2011
wenourish.net	08/04/2011
wenourish.org	08/04/2011

4

EXHIBIT A TO AMENDED AND RESTATED SECURITY AGREEMENT

FORM OF SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO.              dated as of             , to the Amended and Restated Security Agreement (as amended, restated, supplemented or otherwise modified, the “Security Agreement”), dated as of April 5, 2013, by and among Apria Healthcare Group Inc., a Delaware corporation (the “Borrower”), Holdings, the other Grantors party thereto and U.S. Bank National Association as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties.

A. Reference is made to the Credit Agreement, dated as of April 5, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “New Term Credit Agreement”), by and among the Borrower, Guarantors, Administrative Agent, Collateral Agent, the Lenders and other agents from time to time party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the New Term Credit Agreement and the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and in consideration for the notes previously issued under the Indenture. Section 8.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Grantors may become Grantors under the Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the applicable Term Debt Document to become a party under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made and in consideration for the notes previously issued under the Indenture.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

Section 1. In accordance with Section 8.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all respects as of such earlier date.

In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

Section 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office (or if different, its “location” as determined in accordance with Section 9-307 of the Uniform Commercial Code).

Section 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 6. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement.

Section 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including all Attorney Costs of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the date first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name: Title:

Legal Name: Jurisdiction of Formation: Location of Chief Executive Officer:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name: Title:

3

SCHEDULE I TO SECURITY AGREEMENT SUPPLEMENT

LOCATION OF COLLATERAL

Description	Location

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PROMISSORY NOTES

Issuer	Principal Amount as of the date of issuance (or delivery)	Date of Note/Instrument	Maturity Date

COMMERCIAL TORT CLAIMS

INTELLECTUAL PROPERTY

((a) U.S. Patents, U.S. Patent Applications, (b) U.S. Trademark Registrations and Applications, (c) U.S. Copyright Registrations and Applications, (d) Domain Names, (e) exclusive Licenses of U.S. Patents, Patent Applications, Trademark Registrations or Applications and Copyrights where the New Subsidiary is the Licensee)

REAL PROPERTY (LEASED AND OWNED)

BANK ACCOUNTS

EXHIBIT B TO AMENDED AND RESTATED SECURITY AGREEMENT

Form of Perfection Certificate

[TO BE INSERTED]

PERFECTION CERTIFICATE

April 5, 2013

The undersigned, each being an authorized and acting representative of one or more of the Grantors (as defined below), acting in the capacities specified beneath our respective signatures set forth at the foot of this Perfection Certificate, hereby certify with reference to the Amended and Restated Security Agreement dated as of the date hereof among Sky Acquisition LLC, a Delaware limited liability company (“Holdings”), Apria Healthcare Group Inc., a Delaware corporation (the “Company”), the Guarantors referred to therein (together with Holdings and the Company, the “Grantors” and each, a “Grantor”) and U.S. Bank National Association, as Collateral Agent (the “Collateral Agent”) (terms defined therein being used herein as therein defined) as follows:

1. Names.

(a) The exact corporate, limited liability company or partnership name of each Grantor as it appears in its certificate of incorporation, certificate of formation, partnership agreement or certificate of limited partnership, as applicable, is listed in
Schedule l(a).

(b) Listed on Schedule 1(b) hereto (in chronological order) is each other corporate, limited liability company or partnership name any Grantor has had during the past five years, together with the date of the relevant change.

(c) Listed on Schedule l(c) hereto are all other names (including trade names or similar appellations) used by any Grantor or any of its divisions, sectors or other business units at any time during the past five years.

(d) Except as set forth on Schedule 1(d) hereto, the Grantors have not changed their identity or corporate, limited liability company or partnership structure in any way within the past five years.

2. Business Locations / Jurisdiction of Organization.

(a) Each Grantor’s (i) jurisdiction and type of organization, (ii) organization number, if any, and (iii) taxpayer identification number are set forth in Schedule 2(a) hereto.

(b) Each Grantor is a “registered organization” within the meaning of the UCC.

(c) Each Grantor’s chief executive office is located at the address shown on Schedule 2(c) hereto.

(d) Each other place of business or location (owned or leased) maintained by each Grantor is set forth on Schedule 2(d) hereto.

3. Locations and Other Information Regarding Collateral.

(a) Listed on Schedule 3(a) hereto is each address where any of the Grantors’ Equipment, Inventory, Instruments, securities certificates (as defined in the UCC), Documents or books and records relating to Accounts or other tangible Collateral are located.

(b) Except as set forth below, each Grantor has possession of any of such Grantor’s Instruments, securities certificates (as defined in the UCC), Documents, books and records relating to Accounts or other tangible Collateral. Listed on Schedule 3(b) hereto is the name and address of each Person other than each Grantor which has possession of any of such Grantor’s Instruments, securities certificates (as defined in the UCC), Documents or books and records relating to Accounts.

(c) Listed on Schedule 3(c) hereto is the name and jurisdiction of organization of each company with respect to which any Grantor holds securities.

(d) Listed on Schedule 3(d) hereto is the name of each company with respect to which the relevant Grantor holds partnership interests, limited liability company membership interests or other equity interests not constituting securities (as defined in the UCC).

(e) Listed on Schedule 3(e) hereto, is the bank or other financial institution and account number of each Deposit Account or other bank account maintained by any Grantor, together with a description of the purpose for which each such account is used.

(f) As of the date hereof, Grantors are not aware of any commercial tort claims having a value in excess of $20,000,000 in favor of any Grantor.

4. Unusual Transactions. Except as set forth on Schedule 4 hereto, all Accounts have been originated by the relevant Grantor and all Inventory or Equipment has been acquired by the relevant Grantor in the ordinary course of business from a dealer in goods of that type or pursuant to one or more asset acquisitions made in the ordinary courses of business.

5. Patents, Trademarks and Copyrights. Listed on Schedule 5 hereto is each issued, registered or applied for Patent, Trademark and Copyright owned or applied for by any Grantor.

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6. Existing Liens. As of the date hereof, there are no (i) Uniform Commercial Code financing statements naming any Grantor as debtor or seller and covering any of the Collateral, (ii) notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Code) or any lien of the PBGC (filed pursuant to Section 4068 of ERISA) covering any of the Collateral or (iii) judgment liens filed against any Grantor, except as set forth on the UCC Search Reports attached hereto as Exhibit A.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date set forth above.

SKY ACQUISITION LLC

By:
Name: Title:

APRIA HEALTHCARE GROUP INC.

By:
Name: Title:

[Signature Page to Perfection Certificate]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date set forth above.

APRIA HEALTHCARE, INC. APRIA HEALTHCARE OF NEW YORK STATE, INC. CORAM LLC

By:
Name: Title:

VALESCENT HEALTH LLC

By:
Name: Title:

[Signature Page to Perfection Certificate]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date set forth above.

CORAM ALTERNATE SITE SERVICES, INC.

CORAM CLINICAL TRIALS, INC.

CORAM HEALTHCARE CORPORATION OF ALABAMA

CORAM HEALTHCARE CORPORATION OF FLORIDA

CORAM HEALTHCARE CORPORATION OF GREATER D.C.

CORAM HEALTHCARE CORPORATION OF GREATER NEW YORK

CORAM HEALTHCARE CORPORATION OF INDIANA

CORAM HEALTHCARE CORPORATION OF MASSACHUSETTS

CORAM HEALTHCARE CORPORATION OF MISSISSIPPI

CORAM HEALTHCARE CORPORATION OF NEVADA

CORAM HEALTHCARE CORPORATION OF NORTH TEXAS

CORAM HEALTHCARE CORPORATION OF NORTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTHERN FLORIDA

CORAM HEALTHCARE CORPORATION OF UTAH

CORAMRX, LLC

CORAM SPECIALTY INFUSION SERVICES, INC.

H.M.S.S., INC.

HEALTHINFUSION, INC.

T2 MEDICAL, INC.

By:
Name: Title:

[Signature Page to Perfection Certificate]

EXHIBIT C TO AMENDED AND RESTATED SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

This Trademark Security Agreement, dated as of [            ] by and between [Name of Grantor], a [            ] formed under the laws of [            ] (the “Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION., in its capacity as Collateral Agent pursuant to the New Term Credit Agreement (as defined below) dated as of the date hereof (in such capacity, the “Grantee”).

WITNESSETH :

WHEREAS, reference is made to the credit agreement (as amended, restated, supplemented or modified from time to time and including any one or more indentures or agreements extending the maturity of, refinancing or otherwise restructuring all or a portion of the obligations of the Borrower thereunder or any successor indenture, indentures, agreement or agreements, as the case may be, the “New Term Credit Agreement”), dated as of the date hereof, among the Borrower, Holdings, the Guarantors from time to time party thereto, the Administrative Agent, the Grantee and the other agents and the Lenders from time to time party thereto;

WHEREAS, the Grantor is party to an Amended and Restated Security Agreement dated as of April 5, 2013 (the “Security Agreement”) in favor of the Grantee pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Grantee, for the benefit of the Secured Parties, to enter into the New Term Credit Agreement and as consideration for the notes already issued under the Indenture, the Grantor hereby agrees with the Grantee as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement or in the New Term Credit Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. The Grantor hereby pledges and grants to the Grantee for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the Trademarks of the Grantor including, without limitation, those items listed on Schedule I attached hereto and all Proceeds of any and all of the foregoing; provided that with respect to any United States Trademark, applications in the United States Patent and Trademark Office on the basis of any Grantor’s “intent to use” such Trademarks will not be deemed to be Collateral unless and until a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted in the United States Patent and Trademark Office, whereupon such application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral.

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SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. Grantor hereby acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.

SECTION 5. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Grantee shall, at the reasonable request of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Trademarks listed on Schedule I attached hereto.

SECTION 6. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

2

IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [NAME OF GRANTOR]

By:
Name: Title:

Accepted and Agreed: U.S. BANK NATIONAL ASSOCIATION as Grantee

By:
Name: Title:

3

SCHEDULE I

to

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

Owner	Trademark	Registration No. or Serial No.

EXHIBIT D TO AMENDED AND RESTATED SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

This Patent Security Agreement, dated as of [            ], by and between [Name of Grantor], a [            ] formed under the laws of [            ] (the “Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION, in its capacity as Collateral Agent pursuant to the New Term Credit Agreement (as defined below) dated as of the date hereof (in such capacity, the “Grantee”).

WITNESSETH :

WHEREAS, reference is made to the credit agreement (as amended, restated, supplemented or modified from time to time and including any one or more indentures or agreements extending the maturity of, refinancing or otherwise restructuring all or a portion of the obligations of the Borrower thereunder or any successor indenture, indentures, agreement or agreements, as the case may be, the “New Term Credit Agreement”), dated as of the date hereof, among the Borrower, Holdings, the Guarantors from time to time party thereto, the Administrative Agent, the Grantee and the other agents and the Lenders from time to time party thereto;

WHEREAS, the Grantor is party to an Amended and Restated Security Agreement dated as of April 5, 2013 (the “Security Agreement”) in favor of the Grantee pursuant to which the Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Grantee, for the benefit of the Secured Parties, to enter into the New Term Credit Agreement and as consideration for the notes already issued under the Indenture, the Grantor hereby agrees with the Grantee as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. The Grantor hereby pledges and grants to the Grantee for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the Patents of the Grantor including, without limitation, those items listed on Schedule I attached hereto and all Proceeds of any and all of the foregoing.

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. Grantor hereby acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.

SECTION 5. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Grantee shall, at the reasonable request of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Patents listed on Schedule I attached hereto.

SECTION 6. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

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IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [NAME OF GRANTOR]

By:
Name: Title:

Accepted and Agreed: U.S. BANK NATIONAL ASSOCIATION as Grantee

By:
Name: Title:

3

SCHEDULE I

to

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

Owner	Patent and Patent Application Number	Title

EXHIBIT E TO AMENDED AND RESTATED SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

This Copyright Security Agreement, dated as of [            ], by and between [Name of Grantor], a [            ] formed under the laws of [            ] (the “Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION, in its capacity as Collateral Agent pursuant to the New Term Credit Agreement (as defined below) dated as of the date hereof (in such capacity, the “Grantee”).

WITNESSETH:

WHEREAS, reference is made to the credit agreement (as amended, restated, supplemented or modified from time to time and including any one or more indentures or agreements extending the maturity of, refinancing or otherwise restructuring all or a portion of the obligations of the Borrower thereunder or any successor indenture, indentures, agreement or agreements, as the case may be, the “New Term Credit Agreement”), dated as of the date hereof, among the Borrower, Holdings, the Guarantors from time to time party thereto, the Administrative Agent, the Grantee and the other agents and the Lenders from time to time party thereto;

WHEREAS, the Grantor is party to an Amended and Restated Security Agreement dated as of April 5, 2013 (the “Security Agreement”) in favor of the Grantee pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;

Now, THEREFORE, in consideration of the premises and to induce the Grantee, for the benefit of the Secured Parties, to enter into the New Term Credit Agreement and as consideration for the notes already issued under the Indenture, the Grantor hereby agrees with the Grantee as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. The Grantor hereby pledges and grants to the Grantee for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the Copyrights of the Grantor including, without limitation, those items listed on Schedule I attached hereto and all Proceeds of any and all of the foregoing.

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. Grantor hereby acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Copyright Office.

SECTION 5. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Grantee shall, at the reasonable request of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Copyrights listed on Schedule I attached hereto.

SECTION 6. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

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IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [NAME OF GRANTOR]

By:
Name: Title:

Accepted and Agreed: U.S. BANK NATIONAL ASSOCIATION as Grantee

By:
Name: Title:

3

SCHEDULE I

to

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

Title	Registration Number